UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 14, 2012 (May 14, 2012)

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15175 (Commission File Number)	77-0019522 (I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On May14, 2012, the Board of Directors appointed Amy Banse, Frank Calderoni and Laura Desmond to our Board of Directors.  These appointments were made to fill vacancies created by an increase in the size of the Board of Directors from nine to twelve.  Each of Ms. Banse, Mr. Calderoni and Ms. Desmond (the “New Directors”) will serve a term of office expiring at Adobe’s 2013 Annual Meeting of Stockholders.  No changes to any committee of the Board of Directors were made at this time.

There is no arrangement or understanding between the New Directors, or any of them individually, and any other persons pursuant to which any of them was selected as a director.  Since the beginning of our last fiscal year through the date hereof, there have been no transactions with Adobe, and there are currently no proposed transactions with Adobe in which the amount involved exceeds $120,000 and in which any New Director had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

As non-employee directors, each of Ms. Banse, Mr. Calderoni and Ms. Desmond will receive a pro-rated annual retainer of $60,000 for each of their Board service.

In addition, on May 14, 2012, each of Ms. Banse, Mr. Calderoni and Ms. Desmond was granted an initial award of 13,639 restricted stock units (“RSUs”).  The number of RSUs was based on such award having an aggregate value of $450,000 divided by the average closing market price of a share of Adobe’s common stock as reported on the NASDAQ Global Select Market over the 30 calendar days ending on the day prior to the grant date.  The award vests 50% each year on the anniversary of the grant date over a two-year period.

Additional information regarding Adobe’s compensation programs for the members of its Board of Directors is contained in Adobe’s Definitive Proxy Statement filed on March 1, 2012.

A copy of our press release announcing the appointments of Ms. Banse, Mr. Calderoni and Ms. Desmond to Adobe’s Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

99.1               Press release issued on May 14, 2012, entitled “Adobe Names Three New Members to its Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: May 14, 2012	By:	/s/ Mark Garrett
Mark Garrett Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on May 14, 2012, entitled “Adobe Names Three New Members to its Board of Directors”